UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 13, 2011

Cadence Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33103	41-2142317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12481 High Bluff Drive, Suite 200

San Diego, California 92130

(Address of principal executive offices, including zip code)

(858) 436-1400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 13, 2011, the U.S. Food and Drug Administration, or FDA, issued a press release and posted on its website a drug safety communication asking manufacturers of prescription drug products, which are predominantly combinations of acetaminophen and opioids, to limit the amount of acetaminophen to no more than 325 milligrams (mg) in each dosage unit. In addition, the FDA is requesting manufacturers to update labels for such products to include a boxed warning highlighting the potential for severe liver injury and a warning highlighting the potential for allergic reactions. The boxed warning required for affected products reaffirms previous statements made by the FDA that most cases of liver injury are associated with doses that exceed 4,000 mg per day.

On the same date, in an FDA Stakeholder Conference Call related to the press release, Sandra Kweder, M.D., deputy director, Office of New Drugs in the FDA Center for Drug Evaluation and Research, clarified that the announcement does not apply to intravenous acetaminophen. Further, OFIRMEV™ is not listed on the FDA’s “List of Marketed Acetaminophen-Containing Prescription Products,” and Cadence Pharmaceuticals, Inc., is not listed on the “List of Affected Prescription Acetaminophen Manufacturers.” Both of these lists may be obtained by following this pathway to the FDA website: http://www.fda.gov/Drugs/DrugSafety/InformationbyDrugClass/ucm165107.htm. The FDA’s Stakeholder Conference Call may be obtained by calling (800) 666-8092 and entering the passcode 11311. International callers should dial (203) 369-3311.

Accordingly, the FDA notice issued on January 13, 2011 does not apply to Cadence Pharmaceutical’s product, OFIRMEV™ (acetaminophen) injection.

The information in this report is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this report.

By filing this report and furnishing this information, we make no admission as to the materiality of any information in this report. The information contained in this report is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that we make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE PHARMACEUTICALS, INC.

By:	/S/ WILLIAM R. LARUE
Name:	William R. LaRue
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: January 13, 2011